UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018 (March 19, 2018)

HighPoint Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-222275	82-3620361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Credit Agreement

Effective March 19, 2018, HighPoint Resources Corporation (f/k/a Red Rider Holdco, Inc.) (the “Company”) became a guarantor of the obligations of Bill Barrett Corporation (“BBG”) under BBG’s credit agreement, by entering into, with BBG, Circle B Land Company LLC, a wholly-owned subsidiary of BBG, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto, a Fifth Amendment, Waiver and Consent to Third Amended and Restated Credit Agreement (such agreement, the “Credit Agreement”) and a First Amendment to Third Amended and Restated Guaranty and Collateral Agreement (such agreement, the “Guaranty and Collateral Agreement”, and the amendment, the “Credit Agreement Amendment”). Pursuant to the Credit Agreement Amendment, among other things, (i) the Company became a guarantor under the Credit Agreement by entering into the Guaranty and Collateral Agreement, and pledged to the Administrative Agent, for the benefit of the lenders, its equity interest in BBG, (ii) financial reporting under the Credit Agreement following the mergers (as defined below) will be by the Company, and (iii) the lenders consented to certain actions related to the mergers.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1.

Guarantee of BBG Notes

In connection with the mergers, the Company entered into (i) that certain Second Supplemental Indenture to Fourth Supplemental Indenture, dated as of March 19, 2018 (the “2022 Notes Supplemental Indenture”), supplementing the Indenture, dated as of July 8, 2009, as supplemented by the Fourth Supplemental Indenture, dated as of March 12, 2012, by and among BBG, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, pursuant to which the Company fully guaranteed the obligations of BBG thereunder with respect to the 7.0% Senior Notes due 2022 and (ii) that certain Second Supplemental Indenture, dated as of March 19, 2018 (together with the 2022 Notes Supplemental Indenture, the “Supplemental Indentures”), supplementing the Indenture, dated as of April 28, 2017, by and among BBG, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, pursuant to which the Company fully guaranteed the obligations of BBG thereunder with respect to the 8.75% Senior Notes due 2025, in each case on the terms and conditions set forth therein.

Copies of the Supplemental Indentures are included as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K. The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Stockholders Agreement

On March 19, 2018, in connection with the consummation of the mergers (as defined in Item 2.01), the Company entered into a Stockholders Agreement, dated as of March 19, 2018 (the “Stockholders Agreement”), by and among the Company, Fifth Creek Energy Company, LLC, a Delaware limited liability company (“FCEC”) and, for certain limited purposes set forth therein, NGP Natural Resources XI, L.P., a Delaware limited partnership (the “Fund”), pursuant to which, among other things, FCEC will have certain director designation rights for so long as FCEC continues to own at least 10% of the Company’s issued and outstanding common stock. FCEC has exercised these rights with respect to the composition of the Board as of the effective time of the mergers. See Item 5.02. Under the terms of the Stockholders Agreement, FCEC also has preemptive rights to subscribe for any equity securities the Company proposes to issue in accordance with FCEC’s percentage beneficial ownership of the common stock, par value $0.001 per share (“Company Common Stock”), of the Company and registration rights for the shares of Company Common Stock it receives in the mergers, subject to customary exceptions. FCEC agrees, among other things, that until such time that its ownership of Company Common Stock falls under a certain threshold and stays below such threshold for a period of time, to be subject to a customary standstill and certain voting and transfer restrictions.

This summary is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 19, 2018, pursuant to the Agreement and Plan of Merger, dated as of December 4, 2017 (the “merger agreement”), by and among the Company, BBG, Rio Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Rio Merger Sub”), Rider Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Rider Merger Sub”), Fifth Creek Energy Operating Company LLC (“Fifth Creek”), and, for limited purposes set forth in the merger agreement, FCEC and the Fund, BBG and Fifth Creek completed a strategic combination of their respective businesses. Pursuant to the merger agreement, (i) Rider Merger Sub merged with and into BBG, with BBG as the surviving entity in such merger (the “BBG merger”), and (ii) Rio Merger Sub merged with and into Fifth Creek, with Fifth Creek as the surviving entity in such merger (the “Fifth Creek merger” and, collectively, the “mergers”), as a result of which BBG and Fifth Creek each became direct wholly owned subsidiaries of the Company.

Under the terms of the merger agreement, at the effective time of the mergers, each share of common stock, par value $0.001 per share (“BBG Common Stock”), of BBG issued and outstanding immediately prior to the effective time of the mergers was converted into the right to receive one fully paid and nonassessable share of Company Common Stock and all outstanding equity interests in Fifth Creek, in the aggregate, converted into the right to receive an aggregate of 100,000,000 shares of Company Common Stock. As a result, the Company will issue 110,933,552 shares of Company Common Stock in the aggregate to former holders of BBG Common Stock issued and outstanding immediately prior to the effective time of the mergers and 100,000,000 shares of Company Common Stock in the aggregate to the former holders of the equity interests in Fifth Creek. The shares of BBG Common Stock will be suspended from trading on the NYSE prior to the open of trading on March 20, 2018, and shares of Company Common Stock will begin regular-way trading on the NYSE under the ticker symbol “HPR” on March 20, 2018.

In addition, as provided in the merger agreement, at the effective time of the mergers, all options to purchase shares of BBG Common Stock and all restricted stock and performance stock unit awards relating to BBG Common Stock that were outstanding immediately prior to the effective time of the mergers were generally converted into corresponding awards relating to shares of Company Common Stock on the same terms and conditions (excluding performance conditions) as applied prior to the effective time of the mergers (with performance stock unit awards converting into time-based restricted stock unit awards based on the greater of target performance and actual performance through the closing date).

This Current Report on Form 8-K establishes the Company as the successor issuer to BBG pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shares of Company Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The description of Company Common Stock set forth in the proxy statement/prospectus of the Company and BBG filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2018 (the “Proxy Statement/Prospectus”) is incorporated herein by reference.

The description of the merger agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, BBG or Fifth Creek, and should not be relied upon as disclosure about the Company, BBG or Fifth Creek without consideration of the periodic and current reports and statements that the Company and BBG file with the SEC. The terms of the merger agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the merger agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the merger agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K pertaining to the Credit Agreement and Guarantee of BBG Notes is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the mergers, shares of BBG Common Stock were registered pursuant to Section 12(b) of the Exchange Act, and listed on the NYSE. In connection with the mergers, BBG has requested that the NYSE file a Form 25 to withdraw the shares of BBG Common Stock from listing on the NYSE. The shares of BBG Common Stock will be suspended from trading on the NYSE prior to the open of trading on March 20, 2018. BBG expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of BBG Common Stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of BBG.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On March 19, 2018, under the terms of the merger agreement, at the effective time of the mergers, each share of BBG Common Stock issued and outstanding immediately prior to the effective time of the mergers was converted into the right to receive one fully paid and nonassessable share of Company Common Stock, and all outstanding equity interests in Fifth Creek, in the aggregate, converted into the right to receive an aggregate of 100,000,000 shares of Company Common Stock. As a result, the Company will issue 110,933,552 shares of Company Common Stock in the aggregate to former holders of BBG Common Stock issued and outstanding immediately prior to the effective time of the mergers and 100,000,000 shares of Company Common Stock in the aggregate to the former holders of the equity interests in Fifth Creek.

In addition, as provided in the merger agreement, at the effective time of the mergers, all options to purchase shares of BBG Common Stock and all restricted stock and performance stock unit awards relating to BBG Common Stock that were outstanding immediately prior to the effective time of the mergers were generally converted into corresponding awards relating to shares of Company Common Stock on the same terms and conditions (excluding performance conditions) as applied prior to the effective time of the mergers (with performance stock unit awards converting into time-based restricted stock unit awards based on the greater of target performance and actual performance through the closing date).

The information set forth in Items 1.01 pertaining to the Stockholders Agreement, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

Prior to the effective time of the mergers, the Company was a wholly owned subsidiary of BBG. Upon the effective time of the mergers, a change in control of the Company occurred and all shares of Company Common Stock are now held by former holders of BBG Common Stock and holders of Fifth Creek equity interests. The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Immediately prior to the effective time of the mergers, the Company expanded the size of the Board and appointed Jim W. Mogg, William F. Owens, Edmund P. Segner, III, Randy I. Stein, Michael E. Wiley, Scott A. Gieselman, Craig S. Glick, Michael R. Starzer, Mark S. Berg and Andrew C. Kidd to the Board. Jim W. Mogg was appointed by the Board as Chairman of the Board.

The committees of the Board to which the new directors are expected to be named are as follows:

Audit Committee

Edmund P. Segner, III

Randy I. Stein

Michael E. Wiley

Andrew C. Kidd

Compensation Committee

Jim W. Mogg

William F. Owens

Edmund P. Segner, III

Michael E. Wiley

Mark S. Berg

Nominating and Corporate Governance Committee

Jim W. Mogg

William F. Owens

Randy I. Stein

Andrew C. Kidd

Reserves and EHS Committee

Jim W. Mogg

Edmund P. Segner, III

Michael E. Wiley

Mark S. Berg

Michael R. Starzer

Appointment of Officers

In connection with the mergers, the Board appointed new executive officers of the Company. The names of these executive officers and their respective positions are indicated below.

Name	Position
R. Scot Woodall	Chief Executive Officer and President
Kenneth A. Wonstolen	Senior Vice President, General Counsel and Secretary
Troy L. Schindler	Senior Vice President, Operations
David R. Macosko	Senior Vice President, Accounting
Terry R. Barrett	Senior Vice President, Geosciences
William M. Crawford	Senior Vice President, Treasury and Finance
William K. Stenzel	Senior Vice President, Corporate Development and Planning

Biographical information for each of the Company’s executive officers is set forth below.

Name	Age	Biographical Information
R. Scot Woodall	56	Mr. Woodall has served as BBG’s Chief Executive Officer and President since January 2013 and served as Chief Operating Officer from July 2010 until August 2013. Mr. Woodall became a director of BBG in May 2013. He served as BBG’s Executive Vice President-Operations from February 2010 until July 2010 and as Senior Vice President-Operations from April 2007 until February 2010. Mr. Woodall has over 30 years of industry experience. Mr. Woodall received a Mechanical Engineering degree from Louisiana State University in 1984. He received much of his technical training and operations experience while employed at Amoco. He was exposed to a variety of basins and operating environments at multiple field, district, and regional Amoco offices. Mr. Woodall later worked at Snyder Oil and Forest Oil companies, holding a variety of operations and asset management positions. He served as Senior Vice President-Western US for Forest Oil Corporation from 2004 to April 2007.

Kenneth A. Wonstolen	66	Mr. Wonstolen has served as BBG’s Senior Vice President-General Counsel since August 2013. Prior to joining BBG, Mr. Wonstolen served as Senior Counsel at the law firm Beatty & Wozniak, P.C. since 2009. Mr. Wonstolen has more than 30 years of experience in the oil and natural gas industry, including serving as corporate counsel and officer at Gerrity Oil & Gas Corporation and corporate counsel at Patina Oil & Gas Corporation, its successor. Mr. Wonstolen has special expertise in asset transactions and associated due diligence, environmental management and compliance, conservation matters such as spacing and pooling, complex surface use agreements, litigation and public affairs. He has testified before the U.S. Congress on a variety of subjects, is the author of numerous articles and has been named a “Best Lawyer in America” in the oil and gas category.

Troy L. Schindler	61	Mr. Schindler has served as BBG’s Senior Vice President-Operations since February 2016. He served as Vice President—Drilling from May 2010 until February 2016, and previously as Drilling and Completions Manager since joining BBG in 2003. For the 24 years prior to joining BBG, Mr. Schindler was employed by Marathon, Union Pacific Resources, Snyder Oil Company and EOG Resources in a variety of positions of increasing responsibility. Mr. Schindler has a Bachelor of Science in Petroleum Engineering from the University of Wyoming.

David R. Macosko	56	Mr. Macosko has served as BBG’s Senior Vice President-Accounting since February 2010 and previously served as BBG’s Vice President-Accounting from May 2006 until February 2010. Mr. Macosko has served as our Controller since June 2005 and previously served as Manager-Operations Accounting from 2003 until May 2005. Prior to joining BBG, Mr. Macosko served in various accounting capacities at other oil and gas companies as well as Vice President at Patina Oil & Gas Corporation and Gerrity Oil & Gas Corporation. Mr. Macosko has an undergraduate degree from West Virginia University and over 30 years of oil and gas accounting experience.

Terry R. Barrett	58	Mr. Barrett has served as BBG’s Senior Vice President-Geosciences since January 2013 and previously served as Senior Vice President-Exploration from February 2010 until January 2013, and as Senior Vice President-Rockies Exploration from February 2009 until January 2010. He served as BBG’s Senior Vice President-Exploration, Northern Division from March 2006 through February 2009, and in other functions in geosciences since BBG’s inception in January 2002. Prior to joining BBG, Mr. Barrett worked for other oil and gas companies, including Barrett Resources and its successor, The Williams Companies. Mr. Barrett has a Bachelor of Science in Geology from the University of Colorado, Boulder and a Master of Science in Geology from Kansas State University.

William M. Crawford	50	Mr. Crawford has served as BBG’s Senior Vice President-Treasury and Finance since February 2016. He served as BBG’s Vice President-Finance and Marketing from February 2009 until February 2016, and previously served as Director-Finance, Financial Analyst and in other functions in the finance department since joining BBG in 2004. From 1994 through 2003, Mr. Crawford held various domestic and international positions in accounting and finance with several subsidiaries of Schlumberger Limited, an international oilfield services company. Mr. Crawford has a Bachelor of Science in Accounting from Colorado State University.

William K. Stenzel	63	Mr. Stenzel has served as BBG’s Senior Vice President-Corporate Development and Planning since February 2016. He served as BBG’s Vice President-Engineering and Planning from September 2014 through February 2016. Prior to joining BBG, Mr. Stenzel served as Executive Vice President – Williston Basin at WPX Energy from January 2011 through September 2014 and as Director A&D and Planning at Barrett Resources and its successor, The Williams Companies, from 1999 through December 2010. Mr. Stenzel has a Bachelor of Science in Civil Engineering from Colorado State University.

Assumption of BBG Equity Plans

In connection with the closing of the mergers, the Company assumed the Bill Barrett Corporation 2012 Equity Incentive Plan (as amended), the Bill Barrett Corporation 2008 Stock Incentive Plan, and the Bill Barrett Corporation 2004 Stock Incentive Plan and the outstanding stock options, restricted stock awards, and performance stock unit awards (which converted into time-based restricted stock units in connection with the mergers) granted thereunder.

Assumption of BBG Change in Control Severance Protection Agreements

In connection with the closing of the mergers, the Company assumed the rights and obligations of BBG under the change in control severance protection agreements entered into between BBG and the Company’s executive officers. The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the terms of the change in control severance protection agreements, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2018, in connection with the mergers, the Company amended and restated its Certificate of Incorporation and Bylaws to reflect the changes contemplated by the merger agreement and described in the Proxy Statement/Prospectus. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01.	Other Events.

On March 19, 2018 BBG issued a press release announcing the completion of the mergers, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Upon the completion of the mergers, Fifth Creek was merged with and into BBG with BBG as the surviving entity in such merger.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is to be filed with the SEC.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is to be filed with the SEC.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 4, 2017, by and among the Company, BBG, Fifth Creek, Rio Merger Sub, Rider Merger Sub, and, for limited purposes set forth in the merger agreement, FCEC and NGP (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on December 22, 2017 (No. 333-222275))

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

4.1	Second Supplemental Indenture to Fourth Supplemental Indenture, dated as of March 19, 2018, among BBG, the Company, and Deutsche Bank Trust Company Americas, as Trustee

4.2	Second Supplemental Indenture, dated as of March 19, 2018, among BBG, the Company, and Deutsche Bank Trust Company Americas, as Trustee

10.1	Fifth Amendment, Waiver and Consent to Third Amended and Restated Credit Agreement and First Amendment to Third Amended and Restated Guaranty and Collateral Agreement, dated as of March 19, 2018, by and among BBG, as Borrower, the Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party hereto

10.2	Stockholders Agreement, dated as of March 19, 2018, between the Company, FCEC, and the Fund

10.3	Form of Amended and Restated Change in Control Severance Protection Agreement (incorporated by reference to Exhibit 10.1 of BBG’s Form 8-K filed with the SEC on January 30, 2015 (No. 001-32367))

99.1	Press Release, dated as of March 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2018	HIGHPOINT RESOURCES CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President — General Counsel; and Secretary

[Signature Page to Form 8-K (HighPoint)]